Exhibit 1.3



                            COLONIAL PROPERTIES TRUST


                    (an Alabama real estate investment trust)


                           PLACEMENT AGENCY AGREEMENT







Dated:  February 25, 2002





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                            COLONIAL PROPERTIES TRUST

                    (an Alabama real estate investment trust)
                           PLACEMENT AGENCY AGREEMENT

                                                              February 25, 2002
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith

               Incorporated
North Tower
4 World Financial Center
New York, New York  10080

Ladies and Gentlemen:

         Colonial Properties Trust, an Alabama real estate investment trust (the "Company"), and Colonial Realty Limited Partnership, a partnership organized under the laws of the State of Delaware of which the Company is the sole general partner (the "Operating Partnership"), confirms their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" or the "Placement Agent"), to act as exclusive placement agent for the Company with respect to the issue and sale by the Company to, and the purchase by, Cohen & Steers Quality Income Realty Fund, Inc., a Maryland corporation (the "Fund"), of a yet to be determined amount of common shares of beneficial interest of the Company (the "Common Shares" or the "Securities").

         It is contemplated that the Securities will be issued by the Company to the Fund in an aggregate principal amount anticipated to be approximately $10,000,000. In acting as the Placement Agent, Merrill Lynch will seek to place the securities with the Fund on a reasonable best efforts basis, acting as the Company's agent and not as a principal in the placement of the Securities. Merrill Lynch may separately engage, at its own expense and with the prior approval of the Company, sub-agents as it may deem necessary or appropriate.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-38613) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including any related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), if applicable, and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective, if applicable, (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Fund for use in connection with the offering is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

         As used herein, the term "Subsidiary" includes majority-owned corporations, partnerships and other entities, including the "Operating Partnership, Colonial VRS, L.L.C., Colonial Properties Services Limited Partnership (the "Management Partnership") and Colonial Properties Services, Inc. (the "Management Corporation"), and includes direct and indirect Subsidiaries, if any.

      SECTION 1.  Representations and Warranties.
                  ------------------------------

              (a) Representations and Warranties by the Company and the Operating Partnership. The Company and the Operating Partnership each severally represents and warrants to the Placement Agent as of the date hereof, and as of the Closing Time referred to in Section 2(b) hereof, and agrees with the Placement Agent, as follows:

              (i) Compliance with  Registration  Requirements.  The Registration
         Statement and the Prospectus, at the time the Registration Statement became effective and at each time thereafter on which the Company filed an Annual Report on Form 10-K with the Commission, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; the Registration Statement, at the time the Registration Statement became effective and at each time thereafter on which the Company filed an Annual Report on Form 10-K with the Commission, did not, and at each time thereafter on which any amendment to the Registration Statement becomes effective or the Company files an Annual Report on Form 10-K with the Commission and at the Closing Time (as defined in Section 2(b) of this Agreement), will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date hereof, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through you expressly for use in the Registration Statement or Prospectus.

              (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations; and there have been no disagreements with any accountants or "reportable events" (as defined in Item 304 of Regulation S-K promulgated by the Commission), in either case as required to be disclosed in the Prospectus or elsewhere pursuant to such Item 304.

              (iv) Financial Statements. The historical financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company, its consolidated Subsidiaries (as defined herein) and the Operating Partnership as at the dates indicated and the results of operations for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and comply with the applicable accounting requirements of the 1933 Act (including, without limitation, Rule 3-14 of Regulation S-X promulgated by the Commission), and all adjustments necessary for a fair presentation of the results for such periods have been made; the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein; and the selected financial data (both historical and pro forma) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the related financial statements presented therein.

              (v) Historical Summaries. The historical summaries of revenue and certain operating expenses included or incorporated by reference in the Registration Statement and the Prospectus present fairly the revenue and those operating expenses included in such summaries of the properties related thereto for the periods specified in conformity with generally accepted accounting principles; the pro forma consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly the pro forma financial position of the Company and its consolidated Subsidiaries as of the dates indicated and the results of operations for the periods specified; and such pro forma financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the audited financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, the assumptions on which such pro forma financial statements have been prepared are reasonable and are set forth in the notes thereto, and such pro forma financial statements have been prepared, and the pro forma adjustments set forth therein have been applied, in accordance with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations (including, without limitation, Regulation S-X promulgated by the Commission), and such pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements.

              (vi) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (a) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, and its Subsidiaries considered as one enterprise, or any of the real property or improvements thereon owned by either the Company or any of its Subsidiaries (each individually a "Property" and collectively the "Properties"), whether or not arising in the ordinary course of business, (b) no material casualty loss or material condemnation or other material adverse event with respect to any of the Properties has occurred, (c) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, and its Subsidiaries considered as one enterprise, and (d) except for regular quarterly dividends on the Company's Common Shares or dividends or distributions declared, paid or made in accordance with the terms of any series of the Company's Preferred Shares, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

              (vii) Good Standing of the Company. The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Alabama, with power and authority to own, lease and operate its Properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Terms Agreement and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

              (viii)       Good  Standing  of  the  Operating  Partnership.  The
         Agreement of Limited Partnership of the Operating Partnership, as amended and restated (the "Agreement of Limited Partnership"), has been duly and validly authorized, executed and delivered by the Company, as general partner of the Operating Partnership, and by the limited partners of the Operating Partnership and is a valid and binding agreement of the Company and such limited partners of the Operating Partnership, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The Operating Partnership has been duly formed and is validly existing and is in good standing under the laws of the State of Delaware, has power and authority to own, lease and operate its Properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, its Subsidiaries and the Operating Partnership considered as one enterprise.

              (ix) Good Standing of Subsidiaries. Each Subsidiary of the Company has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its origin, has power and authority to own, lease and operate its Properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, its Subsidiaries and the Operating Partnership considered as one enterprise. Except as otherwise stated in the Prospectus, all of the issued and outstanding capital stock or other ownership interests in each such Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Company or any of its Subsidiaries and described in the Prospectus.

              (x) Partnership Agreements. Each of the partnership agreements to which the Company or any of its Subsidiaries is a party has been duly authorized, executed and delivered by the parties thereto and constitutes the valid agreement thereof, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; and the execution, delivery and performance of any of such agreements by the Company or any of its Subsidiaries, as applicable, did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the charter, by-laws, partnership agreement (or other organizational documents) of such party or any material contract, lease or other instrument to which such party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court decree.

              (xi) Capitalization. The authorized, issued and outstanding capital shares of the Company is as set forth in the applicable prospectus supplement under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans, dividend reinvestment or stock purchase plans, employee and director stock option or restricted stock plans or upon the exercise of options or convertible securities referred to in the Prospectus); and such shares have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to preemptive or other similar rights.

              (xii) Authorization and Description of Securities. The Securities being sold pursuant to this Agreement have been duly authorized by the Company, and such Securities have been duly authorized for issuance and sale pursuant to this Agreement, and such Securities, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth, will be validly issued, fully paid and non-assessable, and the issuance of such Securities will not be subject to preemptive or other similar rights; and the Securities being sold conform in all material respects to all statements relating thereto contained in the Prospectus.

              (xiii) Authorization of Agreement - The Company. The Company has full right, power and authority under its organizational documents to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company.

              (xiv) Authorization of Agreement - The Operating Partnership. The Operating Partnership has full right, power and authority under its organizational documents to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Operating Partnership.

              (xv) Absence of Defaults and Conflicts. None of the Company or any of its Subsidiaries is in violation of its charter, by-laws, partnership agreement or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except for any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, and the execution, delivery and performance of this Agreement, the applicable Terms Agreement or the applicable Warrant Agreement, if any, and the consummation of the transactions contemplated herein and therein and compliance by the Company and the Operating Partnership (with respect to this Agreement), each severally, with obligations hereunder and thereunder have been duly authorized by all necessary corporate, trust or partnership action, and will not materially conflict with or constitute a material breach of, or material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the charter, by-laws, the partnership agreement or other organizational documents of the Company or any of its Subsidiaries, or any applicable law, administrative regulation or administrative or court decree.

              (xvi) Absence of Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or any of its Subsidiaries threatened against or affecting the Company or any of its Subsidiaries which is required to be disclosed in the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, or which might materially and adversely affect the property or assets thereof or which might materially and adversely affect the consummation of this Agreement, the applicable Terms Agreement, or the applicable Warrant Agreement, if any, or the transactions contemplated herein or therein; all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise; and there are no contracts or documents of the Company or any of its Subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

              (xvii) REIT Qualification. The Company has qualified as a real estate investment trust ("REIT") for its taxable years ended December 31, 1996, December 31, 1997, December 31, 1998, December 31, 1999, December 31, 2000 and December 31, 2001 and the Company is organized and operates in a manner that will enable it to qualify to be taxed as a REIT under the Code for the taxable year ended December 31, 2002 and thereafter provided the Company continues to meet the asset composition, source of income, shareholder diversification, distributions, record keeping, and other requirements of the Code which are necessary for the Company to qualify as a REIT.

              (xviii) Investment Company Act. None of the Company or any of its Subsidiaries is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

              (xix) Possession of Intellectual Property. The Company and its Subsidiaries own or possess any trademarks, service marks, trade names or copyrights required in order to conduct their respective businesses as described in the Prospectus, other than those the failure to possess or own would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

              (xx) Absence of Further Requirements. No authorization, approval, permit or consent of any court or governmental authority or agency is necessary in connection with the consummation by the Company or the Operating Partnership of the transactions contemplated by this Agreement, the applicable Terms Agreement, or any Depositary Agreement, except such as have been obtained or as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws, real estate syndication laws or under the rules and regulations of the National Association of Securities Dealers, Inc.

              (xxi) Possession of Licenses and Permits. The Company and its Subsidiaries possess such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses as described in the Prospectus, other than those the failure to possess or own would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

              (xxii) Title to Property. (A) Except as otherwise disclosed in the Prospectus and except as would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise: (a) except for the portions of Macon Mall, Bel Air Mall and Fashion Square Mall that are leased by the Company pursuant to long-term subordinated ground leases, the
         Company or its Subsidiaries have good and marketable title in fee simple to all real property and improvements described in the Prospectus as being owned in fee and, at the Closing Time, the Company and its Subsidiaries will have good and marketable title in fee simple to all real property and improvements as described in the Prospectus as being owned in fee; (b) all liens, charges, encumbrances, claims or restrictions on or affecting the real property and improvements owned by the Company or any of its Subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; (c) none of the Company or any of its Subsidiaries, or to the knowledge of the Company, any lessee of any portion of the real property or improvements owned by the Company or any of its Subsidiaries, is in default under any of the leases pursuant to which the Company or any of its Subsidiaries leases such real property or improvements, and the Company and its Subsidiaries know of no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases; (d) all the real property and improvements owned by the Company or its Subsidiaries comply with all applicable codes and zoning laws and regulations; and (e) the Company and its Subsidiaries have no knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that would in any manner affect the size of, use of, improvements on, construction on, or access to any of the real property or improvements owned by the Company, any of its Subsidiaries or the Operating Partnership.

              (xxiii) Environmental Laws. Except as otherwise disclosed in the Prospectus, each of the Company and the Operating Partnership has no knowledge of: (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the Properties or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on or from the Properties as a result of any construction on or operation and use of the Properties, which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, its Subsidiaries and the Operating Partnership considered as one enterprise; and in connection with the construction on or operation and use of the Properties, each of the Company, and the Operating Partnership has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials that could have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, its Subsidiaries and the Operating Partnership considered as one enterprise.

              (xxiv) Title Insurance. The Company and its Subsidiaries have adequate title insurance on each Property owned in fee by the Company or its Subsidiaries.

              (xxv) Absence of Regulation M Violation. None of the Company or any of its Subsidiaries, or any of the officers, directors, trustees or partners thereof has taken nor will any of them take, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Securities or facilitation of the sale or resale of the Securities.

              (xxvi) Registration Rights. There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement.

     (b) Officers' Certificates. Any certificate signed by any officer of the Company in such capacity or as indirect general partner of the Operating Partnership and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company or the Operating Partnership, as the case may be, to the Placement Agent as to the matters covered thereby on the date of such certificate.

          SECTION 2. Placement Agent Fees.
                     --------------------

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to pay Merrill Lynch a fee (the "Fee"), based upon the aggregate amount of Securities sold, as calculated in accordance with the provisions of this Section for its services pursuant to this Agreement. The Fee will equal to 5.125% of the purchase price of all Securities sold to the Fund pursuant to this Agreement.

          (b) On the date in which the Fund purchases the Securities from the Company in accordance with this Agreement (the "Closing Time"), the Company shall pay the Fee to the Placement Agent in cash by wire transfer of immediately available funds to a bank account designated by the Placement Agent.

          SECTION 3. Covenants of the Company and the Operating Partnership. Each of the Company and the Operating Partnership covenants with the Placement Agent as follows:

          (a) Compliance with Securities Regulations and Commission Requests. The Company will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Placement Agent immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Placement Agent or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Placement Agent such number of copies of such amendment or supplement as the Placement Agent may reasonably request.

          (c) Blue Sky Qualifications. The Company will endeavor, in cooperation with the Placement Agent, to qualify the Securities under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as the Placement Agent may designate. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Securities; provided, however, that the Company shall not be obligated to (A) qualify as a foreign entity in any jurisdiction where it is not so qualified, (B) file any general consent to service of process, or (C) take any action that would subject it to income taxation in any such jurisdiction.

          (d) Rule 158. The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement.

          (e) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to
Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (f) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

          (g) REIT Qualification. The Company will use its best efforts to meet the requirement to qualify as a "real estate investment trust" under the Code for the year ending December 31, 2002.

          (h) Listing. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

          (i) Rule 462(b) Registration Statement. If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

          SECTION 4. Payment of Expenses.
                     -------------------

          (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) and each amendment thereto, (ii) the preparation and delivery to the Placement Agent of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agent in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (v) the printing and delivery to the Placement Agent of copies of each of the preliminary prospectus, Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Securities, and (vii) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

          (b) Termination of Agreement. If this Agreement is terminated by the Placement Agent in accordance with the provisions of Section 5 or Section 9(a), the Company shall reimburse the Placement Agent for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Placement Agent.

          SECTION 5.Conditions of Placement Agent's Obligations. The obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties of the Company and the Operating Partnership contained in Section 1 hereof or in certificates of any officer or authorized representative of the Company or the Operating Partnership delivered pursuant to the provisions hereof, to the performance by the Company or the Operating Partnership of its covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Placement Agent. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

          (b) Opinion of Counsel for Company. At Closing Time, the Placement Agent shall have received the favorable opinion, dated as of Closing Time, of
(i) Hogan & Hartson L.L.P., counsel for the Company and the Operating Partnership, in form and substance satisfactory to counsel for the Placement Agent, to the effect set forth in Exhibit A hereto; and (ii) Leitman, Siegal & Payne, P.C., special real estate counsel for the Company in form and substance satisfactory to counsel for the Placement Agent, to the effect set forth in Exhibit B hereto.

          (c) Opinion of Designated Underwriter's Counsel. At Closing Time, the Placement Agent shall have received the favorable opinion, dated as of Closing Time, of Sidley Austin Brown & Wood LLP, designated underwriter's counsel for the Company, with respect to the matters set forth in (i), (vii) to
(ix), inclusive, (x) and (xi) of Exhibit A hereto.

         In giving their opinions required by subsections (b) and (c), respectively, of this Section, Hogan & Hartson L.L.P., Leitman, Siegal & Payne, P.C. and Sidley Austin Brown & Wood LLP shall each additionally state that nothing has come to their attention that causes them to believe that the Registration Statement (except for financial statements and schedules and other financial data, as to which counsel need make no statement) at the time it became effective (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment becomes effective or at the time of the most recent filing of such Annual Report, as the case may be), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data, as to which counsel need make no statement), at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Hogan & Hartson L.L.P. shall additionally state that nothing has come to their attention that causes them to believe that other than as set forth in the Prospectus, to such counsel's knowledge, (x) based on an officer's certificate from the Company, there are any legal or governmental proceedings pending to which the Company, the Operating Partnership, the Management Partnership or the Management Corporation is a party, or of which any Property is the subject, which, if determined adversely to the Company, the Operating Partnership, the Management Partnership or the Management Corporation, would reasonably be expected to have a material adverse effect on the consolidated financial condition or results of operations of the Company and its Subsidiaries, considered as one enterprise, or that any such proceedings are threatened by governmental authorities or others, and (y) there are any contracts entered into by the Company or the Operating Partnership after July 30, 1997 that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or referred to therein or so filed (except for financial statements and schedules and other financial data, as to which counsel need make no statement). In giving their opinions required by subsections (b) and (c), respectively, of this Section, Hogan & Hartson L.L.P., Leitman, Siegal & Payne, P.C. and Sidley Austin Brown & Wood LLP may rely, (1) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company and Operating Partnership, (2) with respect to certain other matters, upon certificates of appropriate government officials in such jurisdiction, and (3) as to matters involving the laws of the State of Alabama, upon the opinion of Sirote & Permutt, P.C. in form and substance satisfactory to counsel for the Placement Agent.

          (d) Opinion of Alabama Counsel. At Closing Time, the Placement Agent shall have received the favorable opinion, dated as of Closing Time, of Sirote & Permutt, P.C., Alabama counsel for the Company and the
 Operating Partnership, relating to matters of Alabama law.

           (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership, and the
Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Placement Agent shall have received a certificate of the President or a Vice President of the Company, on behalf of the Company and as general partner of the Operating Partnership, and of the chief financial or chief accounting officer of the Company, on behalf of the Company and as general partner of the Operating Partnership, dated as of Closing Time, to the effect that (i) there has been no such material adverse change and
(ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time.

          (f) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Placement Agent shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (g) Bring-down Comfort Letter. At Closing Time, the Placement Agent shall have received from PricewaterhouseCoopers LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

          (h) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

          (i) Additional Documents. At Closing Time counsel for the Placement Agent shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent.

          (j)     Termination of Agreement.  If any condition  specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Placement Agent by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4.

          SECTION 6. Indemnification.
                     ---------------

          (a) Indemnification of Placement Agent. Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any director, officer, employee or affiliate thereof as follows:

              (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Operating Partnership shall be required under this subsection (a)(i) to indemnify the Placement Agent with respect to any preliminary prospectus to the extent that any loss, claim, damage or expense of the Placement Agent results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus which untrue statement or omission was corrected in the Prospectus and which corrected Prospectus was furnished by the Company to the Placement Agent but was not sent or given by the Placement Agent to the purchaser of the Securities at or prior to the written confirmation of such sale.

              (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided any such settlement is effected with the written consent of the Company; and

              (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by the Placement Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      (b)Indemnification of Company, Directors and Officers. The Placement Agent severally agrees to indemnify and hold harmless the Company and the Operating Partnership, each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any officer, director, trustee, employee or affiliate thereof, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Placement Agent, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Placement Agent on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership on the one hand and of the Placement Agent on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Operating Partnership, on the one hand, and the Placement Agent, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Fee received by the Placement Agent.

         The relative fault of the Company and the Operating Partnership on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Operating Partnership and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities placed by it exceeds the amount of any damages which the Placement Agent has otherwise been required to pay in respect of such losses, claims, damages and expenses.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Placement Agent, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Operating Partnership. For purposes of this Section 7, the Company and the Operating Partnership shall be deemed one party, jointly and severally liable for any obligations hereunder.

      SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Operating Partnership submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or controlling person, or by or on behalf of the Company or the Operating Partnership, and shall survive delivery of the Securities to the Fund.

      SECTION 9.  Termination of Agreement.
                  ------------------------

      (a) Termination; General. The Placement Agent may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 12 shall survive such termination and remain in full force and effect.

      SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to the Placement Agent at North Tower, 4 World Financial Center, New York, New York 10080, attention of John P. Case III, Managing Director; notices to the Company and the Operating Partnership shall be directed to it at 2101 6th Avenue North, Suite 750, Birmingham, Alabama, 35203, attention: Chief Financial Officer.

      SECTION 11. Parties. This Agreement shall each inure to the benefit of and be binding upon the Placement Agent, the Company and the Operating Partnership and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Placement Agent, the Company and the Operating Partnership and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Placement Agent and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Placement Agent shall be deemed to be a successor by reason merely of such purchase.

      SECTION 12. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. UNLESS OTHERWISE EXPLICITLY PROVIDED, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

      SECTION 13. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Placement Agent, the Company and the Operating Partnership in accordance with its terms.

                                                     Very truly yours,

                                                     COLONIAL PROPERTIES TRUST


                                                 By: /s/ Howard B. Nelson, Jr.
                                                         -----------------------
                                                 Name:   Howard B. Nelson, Jr.
                                                 Title:  Chief Financial Officer
                                                         and Secretary



                                            COLONIAL REALTY LIMITED PARTNERSHIP,
                                                      the Operating Partnership

                                                 By:  Colonial Properties Trust
                                                        (its general partner)


                                                 By:   /s/ Howard B. Nelson, Jr.
                                                       -------------------------
                                                 Name:   Howard B. Nelson, Jr.
                                                 Title:  Chief Financial Officer
                                                         and Secretary

CONFIRMED AND ACCEPTED,
         as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                     INCORPORATED

By:        /s/  John P. Case III
      --------------------------
         Authorized Signatory

                                                                     EXHIBIT A

                      FORM OF OPINION OF COMPANY'S COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)

(i) The Company has been duly organized and is validly existing as a real estate investment trust under the laws of the State of Alabama. Based solely on the certificates of public officials, the Company is authorized to transact business in the States of Florida and Georgia as of the dates of the respective certificates specified in such opinion.

(ii) The Management Corporation was incorporated and is validly existing under the laws of the State of Alabama. The Management Corporation is authorized to transact business in the State of Florida as of the date of the certificate specified in such opinion.

(iii) Each of the Operating Partnership and the Management Partnership was formed and is validly existing as a partnership under the laws of the State of Delaware as of the dates of the respective certificates specified in such opinion. Each of the Operating Partnership and the Management Partnership is in good standing under the laws of the State of Delaware as of the dates of the respective certificates specified in such opinion. Based solely on certificates of public officials, each of the Operating Partnership and the Management
Partnership  is  registered  to  do  business  in  Alabama,  and  the  Operating
Partnership is authorized to transact business in the States of Florida and Georgia as of the dates of the respective certificates specified in such opinion. The Management Partnership is authorized to transact business in the State of Florida as of the date of the certificate specified in such opinion.

(iv) Each of the Company and the Management Corporation has full trust or corporate power to own, lease or operate the Properties and to conduct its business as described in the Prospectus. The Management Partnership has the partnership power and partnership authority under its partnership agreement and the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") to conduct its business as described in the Prospectus. The Operating Partnership has the partnership power and partnership authority under the Agreement of Limited Partnership and the Delaware Act to own, lease and operate the Properties and to conduct its business as described in the Prospectus.

(v) The Company has authorized capital shares under the caption "Capitalization" in the Prospectus, and all of the issued shares of beneficial interest of the Company as set forth in the Prospectus have been duly authorized and, assuming receipt of consideration therefor as provided in the resolutions authorizing issuance thereof of the Company's Board of Trustees, are validly issued, fully paid and non-assessable. All of the issued shares of capital stock of the Management Corporation have been duly authorized and, assuming receipt of consideration therefor as provided in the applicable resolutions authorizing the issuance thereof of the board of directors of each such subsidiary, are validly issued, fully paid and non-assessable. All of the outstanding partnership interests of the Operating Partnership and the Management Partnership have been authorized for issuance, are validly issued and, assuming receipt of the consideration therefor as provided in the respective partnership agreements and any resolutions authorizing issuance thereof, are fully paid.

(vi) Except as set forth in the Prospectus, to such counsel's knowledge, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Securities pursuant to the Company's declaration of trust or the Company's by-laws or any agreement or other instrument to which the Company is a party.

(vii) This Agreement has been duly authorized, executed and delivered on behalf of the Company.

(viii) This Agreement has been duly authorized, executed and delivered by the Operating Partnership.

(ix) The issuance and sale of the Securities to be purchased by the Fund have been duly and validly authorized by all necessary corporate action on the part of the Company; and such Securities, when issued and delivered by the Company in accordance with the provisions of this Agreement against payment of the consideration, will be validly issued, fully paid and non-assessable.

(x) The Registration Statement became effective under the 1933 Act as of the date specified in such opinion, the required filing of the Prospectus pursuant to Rule 424 of the 1933 Act Regulations has been made in the manner and within the time period required by Rule 424(b), and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

(xi) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, and other financial information and data included therein or omitted therefrom, as to which such counsel need not express an opinion) complied as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder.

(xii) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules and other financial information and data included therein or omitted therefrom, as to which such counsel need not express an opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder.

(xiii) The Company has been organized and has operated in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Code and the Company's proposed method of operation and capital structure (as described in a certain management letter received from the Company, the Prospectus and in the Prospectus Supplement) will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code. The discussion in the Prospectus under the caption "Federal Income Tax Considerations," to the extent that it purports to describe provisions of the Code, is correct in all material respects.

(xiv) The statements contained in the Prospectus under the heading "Description of Common Shares of Beneficial Interest," insofar as they describe Alabama statutory law governing real estate investment trusts organized under the laws of the State of Alabama, constitute a fair summary thereof.

(xv) The Securities conform in all material respects to the description thereof contained in the Prospectus. The form of certificate used to evidence the Securities complies in all material respects with all applicable statutory requirements under the laws of the State of Alabama.

(xvi) The execution, delivery and performance as of the date hereof by the Company and the Operating Partnership of the Placement Agency Agreement do not
(i) result in a breach of or a default under any of the agreements filed as Exhibits 10.1, 10.2.1, 10.2.2, 10.2.3, 10.2.4, 10.2.5, 10.2.6, 10.2.7, 10.2.8,
10.2.9,  10.2.10,  10.2.11,  10.2.12,  10.2.13,  10.5,  10.13  and  10.14 to the
Company's Annual Report on Form 10-K for the year ended December 31, 2000, (ii) violate the provisions of the declaration of trust, articles of incorporation, charter, partnership agreement or by-laws of the Company, the Operating Partnership, the Management Partnership or the Management Corporation, or (iii) to such counsel's knowledge, violate any order, statute, rule or regulation of any federal or Delaware or Alabama court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of the Properties. The foregoing opinion shall not be deemed to address any federal securities law matters specifically covered elsewhere in such counsel's opinion letter. Except for the registration of the Securities under the 1933 Act and such filings, consents, approvals, authorizations, registrations or qualifications as have been made or obtained prior to the date of such counsel's opinion, or may be required under the 1934 Act, the 1940 Act and applicable state securities laws (as to which such counsel need not express an opinion) in connection with the purchase and distribution of the Securities, no consent, approval, authorization or order of, or filing or registration with, the Commission or any Delaware or Alabama court or governmental agency or body is required to be obtained or made by the Company for the execution, delivery and performance of the Placement Agency Agreement by the Company and the Operating Partnership, and the consummation of the transactions contemplated thereby.

(xvii) Neither the Company nor any of its Subsidiaries is an "investment company" as such term is defined in the 1940 Act.

                                                                      EXHIBIT B

            FORM OF OPINION OF COMPANY'S SPECIAL REAL ESTATE COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)



(i) The issuance and sale of the Shares being delivered on such Date of Delivery by the Company and the compliance by the Company and the Operating Partnership with all the provisions of this Agreement and the consummation of the transactions contemplated hereby did not and will not result in a breach or violation of any of the terms of provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Properties or any other properties or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the Properties is subject.

(ii) The descriptions of or references to any contracts, indentures, mortgages, loan agreements, notes, leases or other instruments described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, are correct in all material respects, and, to the best of their knowledge and information, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed which would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.